EXHIBIT B MONTHLY PAYMENT
                          INSTRUCTIONS AND
                             NOTIFICATION TO THE
                             TRUSTEE
                         THE PRUDENTIAL BANK AND
                            TRUST COMPANY PB&T
                            MASTER CREDIT CARD TRUST
                                  SERIES 1992-B
        "The undersigned, a duly authorized representative of The "
"Prudential Bank and Trust Company (PB&T), as Servicer pursuant " "to the Pooling and Servicing Agreement dated as of June 1, 1992, "
"the Series 1992-A Supplement dated as of June 1, 1992, and
" "the
Series 1992-B Supplement dated April 17, 1995 "
"(collectively, the
""Pooling and Servicing Agreement"") by and" "between PB&T and Chemical Bank as trustee, (the ""Trustee""), does" hereby certify as follows:
        A) Capitalized terms used in this notice have their respective meanings set forth in the Pooling and
                Servicing Agreement; "provided, that the
                ""Preceding
Monthly
                Period"" shall mean the" Monthly Period
immediately
                preceding the calendar month in which this notice is
                delivered. References herein to certain
sections and
                subsections are references to the
respective sections
                and subsections of the Pooling and
Servicing Agreement.
                This notice is delivered pursuant to
Section 4.06 of the
                Pooling and Servicing Agreement.
        B)      PB&T is the Servicer under the Pooling
and
Servicing
                Agreement.

        C)      The undersigned is a Servicing Officer.

        D)      The date of this notice is a
Determination
Date
under
the
           Pooling and Servicing Agreement.


I.      INSTRUCTION TO MAKE A WITHDRAWAL

        "Pursuant to Section 4.06, the Servicer does
hereby instruct
the " Trustee (i) to make a withdrawal from the Series
Finance Charge
"Account on August 14, 1996 which date is a Transfer
Date under the"
"Pooling and Servicing Agreement, in an aggregate
amount
as set forth"
below in respect to the following amounts and (ii)
to apply the proceeds
of such withdrawal in accordance with Section 4.06:
        A)      Pursuant to subsection 4.06 (a):
         (1) Interest at the Certificate Rate for
the preceding
                 Monthly Period on
the Investor Interest
 ....................... "$885,225.83
"

              (2) Deficiency Amounts
        ...................... $0.00 B) Pursuant to
        subsection 4.06(b):
                 (1) The Investor Monthly Servicing
                Fees for the preceding Monthly Period
                ............
             "$316,666.67 " (2) Accrued and unpaid
                Investor Monthly Servicing Fees
                ......................
$0.00

        C)      Pursuant to subsection 4.06 (c):
                  (1) The Operating Expense Fee for
                the preceding Monthly
                Period..................... "$9,816.67
                " (2) Accrued and unpaid Operating
Expense Fees ....
                $0.00
        D)      Pursuant to subsection 4.06 (d):
                 (1) The Monthly Enhancement Fee for
                the preceding Monthly
                Period.....................
"$10,319.57
"
              (2) Accrued and unpaid Enhancement Fees
        .... $0.00 E)           Pursuant to subsection
        4.06
        (e):
                       (1) The Program Fee for the
                preceding Monthly
                Period.....................
"$40,232.24 "

                (2) Accrued and unpaid Program Fees
 ...................
$0.00

        F)      Pursuant to subsection 4.06 (f):

                  Aggregate Investor Default Amount

                for the preceding Monthly Period

 ................ "$1,161,301.02

"

        G)      Pursuant to subsection 4.06 (g):

              Unreimbursed Investor Chargeoffs

        ............ $0.00 H)    Pursuant to

        subsection

        4.06(h):

              (1) Pay to the LOC Issuer for
                application in accordance with the
                Reimbursement
Agreement.. "$496,034.68 "

                (2) Pay remaining Excess Spread to
                the Holder of the Exchangeable Seller
                Certificate
                .................................
                $0.00
                                B-2
        I)      Pursuant to subsection 4.13(i):
                (1)  Pay to the LOC Issuer persuant
                to 4.13
(a)..................................... $0.00

                (2)  Deposit in the Cash Collateral
                Account persuant to 4.13
                (b)......................... $0.00
                "(3)  Pay to the Seller the excess,
                if any," of amounts received by the
                Trustee persuant to the Loan
                Agreement over the
                             sum of (1)
and (2) above................................
$0.00 Total .......................................
"$496,034.68
"
"Pursuant to Section 4.08, during an Amortization Period,
the Servicer" does hereby instruct the Trustee (i) to
make a withdrawal
from
the "Series Principal Account on 08/14/96, which is a
Transfer Date under" "the Pooling and Servicing
Agreement, in an aggregate amount as set" forth below in
respect of the following amounts and (ii) to apply the
proceeds of such withdrawal in accordance with Section
4.08:
        A)      During General Amortization Period:
              (1) Monthly Total Percentage Allocation
              for preceding Monthly Period
 ................ $0.00
II.     NOTIFICATION TO MAKE WITHDRAWALS FROM THE CASH
COLLATERAL
ACCOUNT
"Pursuant to Section 4.06 and subsection 4.09(c), the
Servicer hereby " "notifies the Trustee to make
withdrawals on 08/14/96, the
Transfer" "date of the current calendar month, from the
Cash Collateral Account" in an aggregate amount as set
forth in C. below
and to deposit such amount in the Finance Charge Account:
A.      (i) The applicable Investor Percentages of
        "Collections of Finance Charge Receivables," (ii)
        amounts deposited with respect to "Cardholder Fees,
        Recoveries, Discount Option"
"Receivables, Ineligible Finance Charge
" "Receivables, Interchange Interest on
Cash Collateral" Account and (iii)
interest on amounts in collection
"accounts, allocatedto the Series
Finance Charge "
Account for the preceding Monthly
Period ........................
"$2,919,596.68 "




                           B-3
B.      The sum of (a) Certificate Interest
accrued
       during the preceding Monthly Period (plus
    any "past due Certificate Interest), plus (b)
    the"
        Investor Monthly Servicing Fee for the
        preceding Monthly Period (plus any past
        due
"Investor
        Monthly Servicing Fee), plus (c) " the Operating
        Fee Expense (plus any past due "Operating Fee
        Expense), plus (d) the Monthly "
Enhancement Fee (plus any past due Monthly Enhancement
"Fee), plus (e)
the Program Fee (plus any past due" "Program Fees), plus
(f) the Aggregate Investor" "Default Amount, if any, for
the preceding" Monthly Period
 .................................. "$2,423,562.00
"

C.      "The excess, if any, of B over A (the ""Total"
"Withdrawal Amount"") ............................"
$0.00

D.      "The excess, if any, of A over B (the Excess"
        Deposits due to Seller) .........................
"$496,034.68
"
III.    ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to
be made in
"accordance with this notice, the following amounts will
be accrued" and unpaid with respect to all Monthly
Periods preceding the current calendar month:
        A)      Subsection 4.06 (a):
                The aggregate amount of all Deficiency
                Amounts
 ..................................... $0.00

        B)      Subsection 4.06 (b):
                The aggregate amount of all accrued and
                unpaid Investor Monthly Servicing Fees
                ...... $0.00
        C)      Subsection 4.06 (c):
                The aggregate amount of all accrued
and unpaid Operating Fee
Expenses.......................... $0.00



                               B-4
        D)      Subsection 4.06(d):
                The aggregate amount of all accrued
                and Monthly Enhancement
                Fees.................
$0.00

        E)      Subsection 4.06 (e):
                The aggregate amount of all accrued
                and unpaid Program
                Fees....................
$0.00

        F)      Subsection 4.06 (f):
               The aggregate amount of all
                unreimbursed Investor
                Chargeoffs....................
$0.00

      "IN WITNESS WHEREOF, the undersigned has
duly
executed this
" "certificate this 8th day of August, 1996."
                                "THE PRUDENTIAL BANK
                                AND TRUST COMPANY,"
                                Servicer By:
                                Name:   Joel

                                Rosenberg Title:

                                Senior Vice President



                              B-5
EXHIBIT C
                                FORM OF MONTHLY
CERTIFICATEHOLDER'S
                                STATEMENT SERIES 1992-
             B THE PRUDENTIAL BANK & TRUST COMPANY


                      PB&T MASTER CREDIT CARD TRUST
                    CLASS I CERTIFICATES



Under Section 5.02 of the Pooling and Servicing Agreement
dated as
of "June 1, 1992 and the Series 1992-A Supplement dated
June 30, 1992" "and the Series 1992-B Supplement dated
April 17, 1995" "(collectively, the ""Pooling and
Servicing Agreement"") by and between" "The Prudential
Bank & Trust Company (""PB&T"") and Chemical Bank, as"
"trustee (the ""Trustee""), PB&T, as Servicer, is required
to prepare" certain information each month regarding
current distributions to Series 1992-B Certificateholders
and the performance of the PB&T
"Master Credit Card Trust (the ""Trust"") during the
previous month. The" information which is required to be
prepared with respect to the Distribution Date of 08/15/96
and with respect to the performance
"of the Trust during the month of July, 1996 is set
forth below. " "Certain information is presented
on the basis of an amount of $1,000" "per series
1992B Certificate (a ""Certificate"").  Certain
other" information is presented based on the
aggregate amounts for the Trust as a whole.
Capitalized terms used in this Statement have
their respective meanings set forth in the
Pooling and Servicing Agreement. A. Information
Regarding the Current Monthly
Distribution
        "(Stated on the basis of $1,000 Original
                Certificate" Principal Amount.)
        1       The total amount of the
distribution
to
                "Certificateholders on 08/15/96, "
"per $1,000 original certificate principal " amount
 ......................................
                $4.66

        2       The amount of the distribution set
forth
in
                paragraph 1 above in respect of
                principal of "the Certificate, per
$1,000 original" certificate principal amount
                ................ $0.00
        3       The amount of the distribution set
forth
in
                paragraph 1 above in respect of
                interest on "the Certificates, per
                $1,000 original" certificate principal
                amount ................ $4.66
B.      Information Regarding the Performance of the
Trust

        1       Collection of Principal Receivables

                The aggregate amount of Collections on
                Principal Receivables processed during
                the "month of July, 1996 with respect
                to the"
Agreement       ...................................
"$32,371,178.77
"
                The aggregate amount of Collections on
                Principal Receivables processed during
                the "month of July, 1996 with respect
                to all "
other Series pursuant to this Agreement
 ........... $0.00

        The amount of distribution allocable to
        Certificate Principal from all other
Series pursuant to this Agreement
 ........... "$25,000,000.00 "

        The aggregate amount of Collections
        on Principal Receivables processed
        during the "month of July, 1996
        which were allocated"
in respect of the Class 1 Certificates
 ...... "$17,881,839.15 "

2       Deficit General Amortization Amount
$0.00

3       Principal Receivables in the Trust

(a)     "As of the end of the last day of
July,
"
        1996 [the prior month] (distribution on the next
        Distribution Date will be allocated based upon the amounts set forth below):

        (1) The aggregate amount of Principal
Receivables in the Trust
        (which reflects the
Principal Receivables represented by the
Seller
        Interest and by the Aggregate
Investor Interests)
 ......................... "$340,976,152.80
"

         (2) The amount of Principal Receivables
        in the Trust represented by the Investor
        Interest of Series 1992-B.
"$190,000,000.00
"
         (3) The Investor Interest of Series 1992-
        B set forth in paragraph 3 (a) (2) above
        as a
percentage
of the
        aggregate amount of Principal Receivables set
        forth in paragraph
3 (a) (1) above         .............................
55.72%
                        C-2
(b)     "As of the end of the last day of June, 1996"
        (distributions on this Distribution Date
have
   been allocated based upon the amounts
                            set forth
        below): (1) The aggregate amount of
        Principal Receivables in the Trust
        (which reflects the
Principal Receivables represented by the
Seller
        Interest and by the Aggregate
Investor Interests)
 ......................... "$343,959,574.55
"

        (2) The amount of Principal Receivables in
        the Trust represented by the Investor
        Interest of Series 1992-B
        ............................
"$190,000,000.00 "

        (3) The Investor Interest of Series 1992-B
set forth in paragraph 3 (a) (2) above as a
percentage of the
 aggregate amount of Principal Receivables set forth
in paragraph
3 (a) (1) above
 .............................
55.24%
4       Delinquent Balances
        The aggregate amount of outstanding balances
         in Accounts which were delinquent as of the
end
        of the day on:                  7/31/96
Receivables
(a) 31 - 60 days:..............
"$4,543,482.66 "

1.33%

(b) 61 - 90 days: .............
"$3,160,858.61 "

0.93%

(c) 91 - 120 days: ............
"$2,925,696.01 "

0.86% (d)
121 - 150 days: ...........
"$2,832,299.17 "  0.83%

(e) 151

- -

180 days: ...........
"$2,414,099.13
"
0.71% (f) 181

- -

190
days: ...........                         "$2,215,940.09 "
0.65%
             Total:          "$18,092,375.67 "
5.31%
                                   C-3
5       Investor Default Amount
        The aggregate amount of all defaulted Principal
        Receivables written off as "uncollectible during
        the month of July," 1996 allocable to the Investor
        Interest
"for
         Series 1992-B (the ""Aggregate Investor"
"Default Amount"") ............................"
"$1,161,301.02 "

6       Investor Charge Offs

        (a) The excess of the Aggregate Investor Default
Amount set
        forth in paragraph 5
"above, over the amount of the withdrawals "
from the
Cash Collateral Account made to
reimburse the Trust
for such amount written
"off (an ""Investor Charge Off"") .............."
$0.00

      (b) The amount of the Investor Charge Offs
         "set forth in paragraph 6 (a) above, per
        $1,000" original certificate principal amount
(which "will
          have the effect of reducing, pro rata,"
        the amount of each Certificateholder's investment
 .................................. $0.00

        (c) The aggregate amount of Investor Charge Offs
reimbursed on the Transfer Data immediately preceding such
Distribution
Data ........................................
$0.00

         (d) The amount of the reimbursed Investor
Charge Offs
set forth in paragraph 6 (c)
"above,
per $1,000
        original certificate"
principal amount
        ............................
$0.00
7       Investor Servicing Fee
        The amount of the Investor Monthly
        Servicing Fee payable by the Trust to the
        Servicer "for the month of July, 1996
 .............." "$316,666.67
"

8       Available Cash Collateral Amount

        The amount available to be withdrawn from
        the Cash Collateral Account as of the
        close
"of
       business on 08/14/96 (the ""Transfer"
        "Date""), after giving effect to all with-
        "
"drawals, deposits
        and payments to be made in"
respect of the preceding months .............
"$4,007,415.15 "
       The Required Cash Collateral Amount on the
        Transfer Date
        ...............................
"$8,075,000.00
                        " C-4
        9       Available LOC Amount
                The available LOC amount as of the
close "of
                business on 08/14/96 (the
""Transfer"
"Date"")......................................"
"$18,792,584.85 "

        9.A     The Required Enhancement Amount on
the
                Transfer Date
 ............................... "$22,800,000.00
"

C.      The Pool Factor
                The Pool Factor for the  Record Date
06/30/96 (which
                represents the ratio of the amount of the
Investor Interest for Series 1992-B as of such Record
Date (adjusted
after taking into account any reduction in the Investor
Interest which will occur on the following Distribution
Date) to the Initial
Investor Interest for Series 1992-B).  The amount of a
Certificateholder's pro rata share of the Investor
Interest for Series 1992-B can be determined by
multiplying the original denomination by the Pool Factor
 ............................. 1
D.      Other Information
                Currently Effective Fixed Rate Receivable
Percentage.....................................
65.00%
                Interest Rate Cap Amount for the Transfer
                Date immediately preceding the
                Distribution Date................ $0.00

                Portfolio
Yield................................................
10.75%
                Base
Rate..................................... 7.72%
                Excess Spread Percentage for the prior
                Monthly
                Period.................................
                3.13% Currently Effective Three Month
                Average
Excess Spread
Percentage........................................ 1.42%
                Total amount of Finance Charge
                Receivable Collections processed during
                the preceding
Monthly Period with respect to the Agreement.
"$2,915,782.17
"
                           C-5
                                "THE PRUDENTIAL BANK AND
TRUST COMPANY,"
                                        Servicer
                           By:
                                Name:   Joel Rosenberg
                                Title:  Senior Vice
President



EXHIBIT A to
                                             Reimbursement
Agreement
                                             MONTHLY
PAYMENT CERTIFICATE
                                        PRUDENTIAL BANK AND
TRUST COMPANY
"PBT&T MASTER CREDIT CARD TRUST SERIES 1992-B, CLASS I"
           The undersigned is a duly authorized
representative of The Prudential Bank & Trust
       Company "(_PB&TY), as Servicer under the Loan
Agreement dated as of June 30, 1992 (The ""Loan
        Agreement"") " "among Chemical Bank, as Trustee
        (the
_TrusteeY), PB&T, and Swiss Bank
        Corporation, New York "
"Branch, as Agent (the ""Agent"") and as a bank (the
""Bank"" and, as collectively with the Asignees, the" """Banks"") does hereby certify as follows:"

                (a)     Capitalized terms used in this
certificate have the respective meanings set forth
                        "in the Loan Agreement, and
references herein to certain sections and
                        subsections " are references to the
respective sections and subsections of the
                      Loan Agreement.


                (b)     PB&T is the Servicer under the
Reimbursement Agreement.

                (c)     "The undersigned is duly authorized
by
PB&T, as Servicer, to instruct the
Trustee
"
                 to make the payments designated herein.
                (d)     The total amount of Available Funds
and
Earnings equals:    496034.68
        I.      "Fees, Expenses and Other Amounts."
                        "Pursuant to Section 2.11, the
Servicer hereby directs the Trustee to make the
                " following payments to the Agent for
application to the Banks out of the total amount
                of Available Funds and Earnings (see (d)
above):
                -1      Amounts payable to the Banks under
Section 2.4.

                        (A)     Interest and principal on
L/C
draws              0

                        (B)     Unpaid Monthly L/C Fee
0

                        (C)     Cash Collateral Account
Deficiencies

0
                        (D)     Other Amounts owed the L/C
Bank
496034.68
1                       (E)     L/C Commitment Fee
0

                        (F)     Total amount payable
                                (A + B + C + D + E)
"$496,034.68 "
2
                -6      Remaining Available Funds and
Earnings
                                ((d) - (I.F))
0
        II.     Finance Charge Shortfall Amounts
a.
                -1      Available Funds and Earnings to
support
other Finance
                           Charge Sharing Series in Group
One. 0
                2       Finance Charge Shortfalls in other
Finance Charge Sharing
                          Series in Group One.
N/A

                -3      "If a Finance Charge Shortfall
exists
in
1992-B,
Available"
b.                         Funds and Earnings from other
Finance
Charge Sharing
Series
N/A

                -4      Allocable Finance Charge Percentage
1

                -5      Remaining Available Funds and
Earnings
0


c.      III.    Principal Shortfall Amounts
                -1      Available Funds and Earnings to
support
other Principal
                      Sharing Series in Group One.
$0.00

3               -2      Princicpal Shortfalls in other
Principal
Sharing
                          Series in Group One.
N/A
                -3      "If a Principal Shortfall exists
in
1992-
B, "
                        Available Funds and Earnings from
other Principal Sharing
Series N/A

                -4      Allocable Principal Shortfall
Percentage
1
4
                -5      Remaining Available Funds and
Earnings
0


        IV.     Remaining Amount

                -1      Remaining Available Funds
                      and Earnings payable to PB&T
5
                      (see (II) (4))
0
                                        "THE PRUDENTIAL
BANK AND TRUST COMPANY,"
                                                Servicer
6
                                   By:
                                                Name:
Joel Rosenberg
                                                Title:
                                                Senior
                                                Vice
                                                President

7       The aggregate amount of funds on deposit in the
       Series Finance Charge Account allocable to the
Series 1992-B Certificates with respect to Collections
processed as of the end of the last day of the preceding
Monthly Period
        was equal
to ..............................................
"$2,915,782.17 "

8       The aggregate amount of funds on deposit in the
       Series Principal Account allocable to the
               Series 1992-B Certificates with
        respect to Collections processed as of the
        last day of the preceding Monthly Period was
        equal to ........... $0.00
9       The aggregate amount of funds on deposit in
the
        Seller's Account allocable to the Series
        1992B Certificates as of the Transfer Date
        is equal to
        ............................................
        .
        .
$0.00

10      The Total Withdrawal Amount required to be
made
        from the Cash Collateral Account pursuant
        to Section 4.06 on the Transfer Date in the
        current calendar month is equal to
        ..............
$0.00
11      The aggregate amount to be withdrawn from
the
        Series Finance Charge Account and paid in
        accordance with the Loan Agreement pursuant
        to subsection 4.06 (h) on the Transfer Date
        on
the current calendar month is equal to ..........
"$496,034.68 "


12      The Cash Collateral Account Surplus on the
             Transfer Date in the Current calendar
month is
        equal to
        ........................................
        $0.00
                                S-2
13      The aggregate amount to be withdrawn from
the
        Cash Collateral Account and to be paid in
accordance with the Reimbursement Agreement on the
Transfer Date on the current calendar month is
        equal to
 ........................................ $0.00

14      The Available Cash Collateral Amount on the
"Transfer Date of the current calendar month,"
        after giving effect to the deposits and
        "withdrawals specified above, is equal to
 ........" "$4,007,415.15 "

15      The amount of interest payable to the
Series
        1992-B Certificateholders on the
      Distribution Date in the current calendar
      month is equal
        to
 ..............................................
"$885,225.83 "

16      The amount of principal payable to the
Series
        1992-B Certificateholders on the
        Distribution Date in the current
        calendar month is equal to
 ..........................................
 .. .. $0.00 17 The sum of all amounts
payable to the Series
        1992-B Certificateholders on the
        Distribution Date in the current
        calendar month is equal
to
 ..........................................
 .. .. "$885,225.83 "

18      "To the knowledge of the
undersigned,
no"
        Series 1992-B Pay Out event or
        Trust Pay Out Event has occurred
        except as described below:

                None "IN WITNESS WHEREOF, the undersigned has duly
executed
this" "certificate this 8th day of August, 1996."




                                "THE PRUDENTIAL BANK AND
TRUST COMPANY,"
                                Servicer


                            By:
                            Name:   Tom Mason
                                Title:  Senior Vice
President


The Prudential Bank and Trust Company
For Monthly Period ended:                       7/31/96

Interest Period (# of days):                    31 Date

of this Report:                    8/8/96

"Period (Revolving, Controlled Amortization or Rapid
Amortization):"
Revolving

A.      Excess Spread Calculation (per Reimbursement
Agreement):
1       Collections of Finance Charge Receivables
(excluding
2395807.52
        Interchange and Recoveries)
          (Schedule to the Monthly Servicer's Certificate
2.a.) 2 Cardholder Fees (Schedule to the Monthly
Servicer's 309645.61
        Certificate 3.)

3       Ineligible Finance Charge Receivables (Schedule
0
                 to the Monthly Servicer Certificate 4.)
4       Discount Option Receivables (Schedule to the
0
                    Monthly Servicer Certificate 5.)
5       Interchange (Schedule to the Monthly Servicer
158336.06
        Certificate 2.b.)

6       Recoveries (Schedule to the Monthly Servicer
51892.09
        Certificate 2.c.)

6.A     Interest Rate Cap Amounts Payable
0

6.B     Finance Charge Inflow
0
6.C     Earnings on Cash Collateral Account
3915.41
7       Sum of all spread components (A1 + A2 + A3 + A4 +
2919596.69
                      A5 + A6 + A6.A + A.6B +A.6C)
8       Certificate Interest to be paid on Distribution
885225.83
         Date (Schedule to the Monthly Servicer
Certificate 17.)

9       Investor Monthly Servicing Fee (Monthly
Certificate-
316666.67
        holdersY Statement 7.)
10      Operating Expense Fee (Monthly Payment
Instructions
9816.67
        and Notification C(1))

11      Monthly Enhancement Fee (Monthly Payment
Instructions
10319.57
        and Notification D(1))

12      Program Fee (Monthly Payment Instructions
40232.24
        and Notification E(1))

13      Aggregate Investor Default Amount (Monthly
1161301.02
                   Certificate holdersY Statement B.5)
14      Reimbursement of Investor Charge Offs (Monthly
0
                 Certificate holdersY Statement B.6.c.)

16      Sum of all expenses (A8 + A9 + A10 + A11 + A12 +
2423562
        A13 + A14 )

17      Excess spread (A7 - A16)
496034.68

18      Excess spread Percentage for Monthly
Period
0.0313
        (A17/B1 * 12)

B.      Spread Account Cap

1       Investor Interest on the first day of the

Monthly

Period

190000000

2       Investor Interest on the last day of the

Monthly

Period

190000000

3       Average Excess Spread Percentage for three
preceding
0.0142
        Monthly Periods

4       Average Excess Spread Percentage for twelve
preceding
N/A
        Monthly Periods
5       Spread Account Cap for preceding Monthly Period
0
6       Spread Account Trigger
                        Upward Trigger (Monthly):
        a)      "If  B3 <= 3.0% but B3 >= 2.25%, then
B7="
3800000
        b)      "If  B3 <= 2.25% but B3 >= 2.00%,then
B7="
7600000
        c)      "If B3 < 2.00%, then B7 ="
8075000
7       Applicable Spread Account Cap for next succeeding
8075000
      "Transfer Date (B6a, B6b,B6c if applicable," otherwise B5)

8       "Required Cash Collateral Amount , or"
8075000

        a)      if Payout Commencement Date
                (the greater of  12.0% * B2 and 2% B1)

9       Cash Collateral Amount as of the last Transfer
Date

1556079.56

10      Cash Collateral Amount on the next succeeding
Transfer
Date

4007415.15

11      Seller's Collateral Account Deficiency (B8 - B10)

4067584.85

12      Stated Amount of LOC
18792584.85
13      Maximum LOC Amount
24200000

14      Less Drawings
0

15      Unutilized LOC amount as of the last Transfer
5407415.15
        Date

C.      Calculation of Minimum Seller Interest

1       Minimum Aggregate Principal Receivables
322580645.1
          (107.5268817% * aggregate Initial Investor
Interest) 2    Minimum Seller Interest (7.00% * C1)
22580645.16
3       Lowest Average Seller Interest for any fifteen-
day
39427408.55
               period during the preceding Monthly
        Period (computed  on the Schedule 1 to
        Exhibit A)
4       Breach of Minimum Seller Interest during the
No
      preceding Monthly Period (_YesY or _NoY)

5       Deficiency in Minimum Seller Interest (C2
- -
C3)
0


C.      Remaining Amount

        L/C Commitment Fee
   0 Remaining Available Funds
and
          Earnings
0